Exhibit 99.2

CEO’s Remarks Donald G. Southwell President & Chief Executive Officer

Statements
Safe Harbor Statement
This presentation may contain information that includes or is based upon forward-looking statements within the meaning of the federal securities laws. Forward-looking statements do not relate strictly to historical or current facts, but instead give expectations or forecasts of future events or the outcome of contingencies. Forward-looking statements are not guarantees of future performance and may turn out to be wrong, as they can be affected by inaccurate assumptions or by known or unknown risks and uncertainties that are difficult to predict;
accordingly, you are cautioned not to place undue reliance on such statements, which speak only as of the date of this presentation. The Company assumes no obligation to publicly correct or update any forward-looking statements as a result of subsequent events or developments.
You are advised to consult filings made by the Company with the Securities and Exchange
Commission and the Company’s website for further information on these subjects.
Non-GAAP Financial Measures
This presentation contains non-GAAP financial measures to analyze the company’s operating performance for the periods presented in this presentation.  Because Unitrin’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing Unitrin’s non-GAAP financial measures to those of other companies.  For detailed disclosures on non-GAAP financial measures included in this presentation and their GAAP reconciliations, please refer to the discussion at the end of this presentation which is also posted on the Unitrin website at www.unitrin.com.

Agenda Unitrin Today Recent Financial Performance Profitability and Growth Initiatives Fireside Bank – Management Actions Investment Performance Capital Management

Unitrin Today
$2.9 billion in revenues
Over 6 million policyholders and automobile finance
customers
Over 7,000 employees
27   largest personal lines insurer in U.S. out of 485 total
groups*
One of the largest home service operations in U.S.
* Per A.M. Best – 2006 Net Written Premiums
th

Kemper
A UNITRIN BUSINESS

UNITRIN direct®
auto insurance

UNITRIN
SPECIALTY®

UNITRIN

UNITRIN
Career Agency Companies

Reserve National
INSURANCE COMPANY
A UNITRIN Company

FIRESIDE BANK

Our Businesses Complement Each Other Property & Casualty Insurance Life & Health Insurance Automobile Financing

UNITRIN SPECIALTY®

Kemper
A UNITRIN BUSINESS

UNITRIN direct®
auto insurance

UNITRIN

Our Property and Casualty Operations Preferred & Standard Non-Standard Direct to Consumer 2007 Earned Premiums $ 449 $ 926 $ 258 Total $ 1,633 (Dollars in Millions)

Our Life and Health Operations Life Insurance $ 388 2007 Earned Premiums A&H Insurance $ 158 Property Insurance $ 108 Total $ 654 59% 24% 17% (Dollars in Millions)

Our Automobile Finance Business
Fireside Bank
Finances used automobiles through the purchase
of retail installment contracts from automobile
dealers
Borrowers typically have marginal credit histories
Over 150,000 contracts and loans outstanding
$1.2 billion of auto loan receivables
Deposits insured by FDIC

2007 Financial Highlights
* From Continuing Operations
(Dollars in Millions, except per share amounts)
Change
2007 From 2006
Total Revenues * 2,920 $  2.2%
Net Income 218 -23.1%
Net Income Per Share 3.32 -20.4%
Dividends Per Share 1.82 3.4%
Return on Beginning Equity 9.5% -27.5%
Book Value Per Share 35.76 $  4.9%

$1.30
$2.40
$2.81
$3.50
$2.25
2003 2004 2005 2006 2007
Operating Earnings per Share *
*Non-GAAP financial measure excluding net realized investment gains/losses, equity in net income/losses of Investee and
discontinued operations

Financial Highlights – 1
st
Quarter
* From Continuing Operations
(Dollars in Millions, except per share amounts)
1st Qtr Change
2008 From 2007
Total Revenues* 702 $   -3.5%
Net Income 23 -68.9%
Net Income Per Share 0.35 -67.6%

Profitability and Growth Initiatives Strategic acquisitions Divestiture of Unitrin Business Insurance Reduced catastrophe loss exposure Unitrin Direct Focus on expense ratios

UNITRIN direct®
auto insurance

UNITRIN
Career Agency Companies

UNITRIN

Strategic Acquisitions Add Scale Merastar Insurance Mutual Savings

Divestiture of Unitrin Business Insurance Lack of critical mass/ high expense ratio Sale expected to close in the second quarter Unitrin retains claim liabilities Frees up capital for growth

Catastrophe Exposure Has Been Significantly Reduced Reduced Exposures Coverage Changes Increased Premium Rates Additional Reinsurance

Unitrin Direct 2001 start-up, direct to consumer auto insurer Merastar acquisition helps scale Growth is expensive Direct market trends are attractive

Insurance Operations Expense Ratios are down 44.6% 45.6% 48.7% 49.0% 52.1% 27.3% 26.7% 27.2% 26.6% 28.0% 20% 30% 40% 50% 60% 2003 2004 2005 2006 2007 Life & Health Property & Casualty

Fireside Bank – Management Actions
Improved risk-based pricing, credit scoring
model
Elimination of 2/3 of its 26 California branch
offices
Centralization of eight collection operations
into two call centers
Capital measures

CFO’s Remarks Eric J. Draut Executive Vice President & Chief Financial Officer

$214 $240 $258 $281 $307 2003 2004 2005 2006 2007 Net Investment Income is Up Significantly (Dollars in Millions)

Investment Portfolio Overview “Core” Fixed Income 55.7% Other Investments 10.7% Northrop Grumman 10.7% Intermec * 3.9% Other Equities 9.0% Short Term 10.0% * At market value

Fixed Income and Short-term Investments
are Conservative
Breakdown by Rating
Breakdown by Duration
Average Rating is AA Average Duration is 5.2 years
AAA  67%
AA 14%
A  11%
BBB  5%
<1 yr  23%
>10 yrs
14%
7-10 yrs  18%
3-5 yrs  16%
5-7 yrs  21%
1-3 yrs  8%
< BBB  3%

Non-affiliated Investments – Exposure to U.S.
Sub-Prime Remaining Very Small
We have not made significant investments in
securities that are directly or indirectly related
to subprime mortgage loans.
>
No significant collateralized debt obligations, other
structured fixed income products, commercial
mortgage backed securities or direct commercial
real estate loans.
Credit risk is direct (not via derivatives). No
credit default swaps.

Solid Balance Sheet (Dollars in Millions) 12/31/2007 Total Assets 9,405 $ Debt 560 Shareholders' Equity 2,298 Debt - to - Total Capital Ratio % 19.6%

Capital Returned to Shareholders
(Dollars in Millions, except for per share amounts)
Dividends Paid Per Share
$1.66
$1.70
$1.76
$1.82
$1.55
$1.60
$1.65
$1.70
$1.75
$1.80
$1.85
2004 2005 2006 2007
Repurchases of Common Stock
$0.0
$48.9
$89.9
$139.5
$57.4
$0
$15
$30
$45
$60
$75
$90
$105
$120
$135
$150
2004 2005 2006 2007 1QTR08

Total Shareholder Returns Since the creation of Unitrin in April 1990 through April 30, 2008 • Total Return – 412% • Average Annual Return – 9.5%

Kemper Name
NOTE:  The Company uses the registered trademark, “Kemper,”
under license, for personal lines insurance only, from
Lumbermens Mutual Casualty Company (“Lumbermens”),
which is not affiliated with the Company. Lumbermens
continues to use the name, “Kemper Insurance Companies,”
(“KIC”) in connection with its operations, which are distinct from, and not to be confused with, Unitrin’s Kemper business segment.

Non-GAAP Financial Measures
Non-GAAP Financial Measures
Unitrin uses the following non-GAAP financial measures to analyze the company’s operating performance.  Because Unitrin’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing Unitrin’s non-GAAP financial measures to those of other companies.
1. Operating earnings per share excludes net realized investment gains/losses, equity in net income/losses of Investee and discontinued operations.
2. Property and casualty operations combined ratios are calculated by dividing incurred losses and expenses by earned premiums.
3. Life insurance operations expense ratios are calculated by dividing insurance expense by total earned premiums.
4. The total return calculation since the creation of Unitrin in April 1990 through April
30, 2008, takes into account the total increase in market price of Unitrin stock including the reinvestment of dividends on date paid at Unitrin closing price as of that date, and the Curtiss-Wright spin-off valued at $2.91 per share.

Operating Earnings per Share
From Continuing Operations
2003 2004 2005 2006 2007
Non -GAAP Measure:
Operating Earnings Per Share from Continuing Operations 1.30 $       2.40 $       2.81 $       3.50 $       2.25 $
Per Share Adjustments to Non-GAAP Measure:
Net Income from Realized Investment Gains 0.33 0.75 0.54 0.25 0.61
Net Income (Loss) from Equity in Net Income (Loss) of Investee (0.02) 0.05 0.08 0.14 0.02
GAAP Measure:
Net Income Per Share from Continuing Operations 1.61 $       3.20 $       3.43 $       3.89 $       2.88 $
2003-2007
CAGR:
Non-GAAP Measure:
Operating Earnings Per Share from Continuing Operations 14.7%
GAAP Measure:
Net Income Per Share from Continuing Operations 15.7%
.
The Company's Operating Earnings from continuing operations excludes Net Income from Realized Investment Gains because realized gains or losses typically occur from holding investments over several years. When a gain or loss is recognized it can distort net income for a particular year. Accordingly, the Company excludes such gains or losses when measuring operations.
The Company excludes Net Income from its Investee (Intermec) when measuring operations because it does not manage the operations of the Intermec.

Combined Ratio 2003
Unitrin Property and Casualty Operations
December 31, 2003
Year Ended December 31, 2003
GAAP Measure Non-GAAP Measure
Unitrin Unitrin Property and
(Dollars in Millions) Kemper Specialty Direct Casualty Operations
Earned Premiums 883.0 $             512.0 $           149.9 $       1,544.9 $
Net Investment Income 26.6 15.9 3.3 45.8
Other Income 17.8 - - 17.8
Total Revenues 927.4 527.9 153.2 1,608.5
Incurred Losses and LAE 674.6 380.7 123.9 1,179.2
Insurance Expenses 275.0 108.3 48.7 432.0
Operating Profit (22.2) 38.9 (19.4) (2.7)
Income Tax Benefit (Expense) 12.1 (11.4) 8.1 8.8
Net Income (10.1) $               27.5 $             (11.3) $        6.1 $
Ratio Based on  Earned Premiums:
Incurred Loss and LAE Ratio (excluding Catastrophes) 71.7% 74.0% 82.7% 73.5%
Incurred Catastrophe Loss and LAE Ratio 4.7% 0.3% 0.0% 2.8%
Total Incurred Loss and LAE Ratio 76.4% 74.3% 82.7% 76.3%
Incurred Expense Ratio 31.1% 21.2% 32.5% 28.0%
Combined Ratio 107.5% 95.5% 115.2% 104.3%
Unitrin's property and casualty continuing operations are comprised of three distinct business segments:  Kemper,
Unitrin Specialty and Unitrin Direct. In addition to the GAAP measurement, the Company aggregates results from these segments to facilitate peer analysis.

Combined Ratio 2004
Unitrin Property and Casualty Operations
December 31, 2004
Year Ended December 31, 2004
GAAP Measure Non-GAAP Measure
Unitrin Unitrin Property and
(Dollars in Millions) Kemper Specialty Direct Casualty Operations
Earned Premiums 945.8 $                 486.8 $       188.6 $       1,621.2 $
Net Investment Income 39.6 18.0 6.9 64.5
Other Income 7.0 - - 7.0
Total Revenues 992.4 504.8 195.5 1,692.7
Incurred Losses and LAE 639.0 356.4 149.8 1,145.2
Insurance Expenses 276.9 103.6 50.8 431.3
Operating Profit 76.5 44.8 (5.1) 116.2
Income Tax Benefit (Expense) (20.3) (12.9) 3.5 (29.7)
Net Income 56.2 $                   31.9 $         (1.6) $          86.5 $
Ratio Based on  Earned Premiums:
Incurred Loss and LAE Ratio (excluding Catastrophes) 65.0% 73.1% 78.3% 69.0%
Incurred Catastrophe Loss and LAE Ratio 2.6% 0.1% 1.1% 1.6%
Total Incurred Loss and LAE Ratio 67.6% 73.2% 79.4% 70.6%
Incurred Expense Ratio 29.3% 21.3% 26.9% 26.6%
Combined Ratio 96.9% 94.5% 106.3% 97.2%
Unitrin's property and casualty continuing operations are comprised of three distinct business segments:  Kemper,
Unitrin Specialty and Unitrin Direct. In addition to the GAAP measurement, the Company aggregates results from these segments to facilitate peer analysis.

Combined Ratio 2005
Unitrin Property and Casualty Operations
December 31, 2005
Year Ended December 31, 2005
Non-GAAP Measure
Unitrin Unitrin Property and
(Dollars in Millions) Kemper Specialty Direct Casualty Operations
Earned Premiums 945.7 $               453.2 $          221.3 $          1,620.2 $
Net Investment Income 48.1 20.6 8.6 77.3
Other Income 0.6 - 0.2 0.8
Total Revenues 994.4 473.8 230.1 1,698.3
Incurred Losses and LAE 625.9 335.1 173.4 1,134.4
Insurance Expenses 289.1 96.0 55.2 440.3
Operating Profit 79.4 42.7 1.5 123.6
Income Tax Benefit (Expense) (19.4) (11.4) 1.1 (29.7)
Net Income 60.0 $                 31.3 $            2.6 $               93.9 $
Ratio Based on  Earned Premiums:
Incurred Loss and LAE Ratio (excluding Catastrophes) 59.5% 73.1% 77.2% 65.7%
Incurred Catastrophe Loss and LAE Ratio 6.7% 0.8% 1.2% 4.3%
Total Incurred Loss and LAE Ratio 66.2% 73.9% 78.4% 70.0%
Incurred Expense Ratio 30.6% 21.2% 24.9% 27.2%
Combined Ratio 96.8% 95.1% 103.3% 97.2%
GAAP Measure
Unitrin's property and casualty continuing operations are comprised of three distinct business segments:  Kemper,
Unitrin Specialty and Unitrin Direct. In addition to the GAAP measurement, the Company aggregates results from these segments to facilitate peer analysis.

Combined Ratio 2006
Unitrin Property and Casualty Operations
December 31, 2006
Year Ended December 31, 2006
GAAP Measure Non-GAAP Measure
Unitrin Unitrin Property and
(Dollars in Millions) Kemper Specialty Direct Casualty Operations
Earned Premiums 944.6 $                444.4 $      225.9 $       1,614.9 $
Net Investment Income 49.1 21.8 9.0 79.9
Other Income 0.4 - 0.4 0.8
Total Revenues 994.1 466.2 235.3 1,695.6
Incurred Losses and LAE 586.2 335.6 182.3 1,104.1
Insurance Expenses 275.8 92.0 63.1 430.9
Operating Profit 132.1 38.6 (10.1) 160.6
Income Tax Benefit (Expense) (37.6) (9.6) 5.2 (42.0)
Net Income 94.5 $                  29.0 $        (4.9) $          118.6 $
Ratio Based on  Earned Premiums:
Incurred Loss and LAE Ratio (excluding Catastrophes) 57.4% 75.3% 80.2% 65.3%
Incurred Catastrophe Loss and LAE Ratio 4.7% 0.2% 0.5% 3.0%
Total Incurred Loss and LAE Ratio 62.1% 75.5% 80.7% 68.3%
Incurred Expense Ratio 29.2% 20.7% 27.9% 26.7%
Combined Ratio 91.3% 96.2% 108.6% 95.0%
Unitrin's property and casualty continuing operations are comprised of three distinct business segments:  Kemper,
Unitrin Specialty and Unitrin Direct. In addition to the GAAP measurement, the Company aggregates results from these segments to facilitate peer analysis.

Combined Ratio 2007
Unitrin Property and Casualty Operations
December 31, 2007
Year Ended December 31, 2007
GAAP Measure Non-GAAP Measure
Unitrin Unitrin Property and
(Dollars in Millions) Kemper Specialty Direct Casualty Operations
Earned Premiums 926.3 $                449.3 $      257.6 $       1,633.2 $
Net Investment Income 48.4 21.2 9.7 79.3
Other Income 0.5 0.1 0.4 1.0
Total Revenues 975.2 470.6 267.7 1,713.5
Incurred Losses and LAE 618.1 340.9 219.3 1,178.3
Insurance Expenses 264.5 92.4 88.8 445.7
Operating Profit 92.6 37.3 (40.4) 89.5
Income Tax Benefit (Expense) (23.3) (9.0) 16.1 (16.2)
Net Income 69.3 $                  28.3 $        (24.3) $        73.3 $
Ratio Based on  Earned Premiums:
Incurred Loss and LAE Ratio (excluding Catastrophes) 63.7% 75.8% 84.9% 70.4%
Incurred Catastrophe Loss and LAE Ratio 3.0% 0.1% 0.2% 1.8%
Total Incurred Loss and LAE Ratio 66.7% 75.9% 85.1% 72.2%
Incurred Expense Ratio 28.6% 20.6% 34.5% 27.3%
Combined Ratio 95.3% 96.5% 119.6% 99.5%
Unitrin's property and casualty continuing operations are comprised of three distinct business segments:  Kemper,
Unitrin Specialty and Unitrin Direct. In addition to the GAAP measurement, the Company aggregates results from these segments to facilitate peer analysis.

Life & Health Insurance Segment
Expense Ratios
(Dollars in Millions) 2003 2004 2005 2006 2007
Total Earned Premiums 661.5 $      668.0 $      667.5 $      675.6 $      653.7 $
Insurance Expenses 344.8         327.4 324.8 308.2 291.4
Expense Ratio 52.1% 49.0% 48.7% 45.6% 44.6%